UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 9, 2011

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-25705	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 266-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 9, 2011, GSI Group Inc. (“GSI” or the “Company”) announced that its common shares have been approved for listing on The NASDAQ Global Select Market and are expected to begin trading on The NASDAQ Global Select Market on February 14, 2011 under the symbol “GSIG”. The Company’s common shares will continue to be quoted on Pink OTC Markets Inc. under the symbol “LASR.PK” until the listing on The NASDAQ Global Select Market commences.

The press release announcing The NASDAQ Global Select Market listing approval is furnished herewith as Exhibit 99.1.

Safe Harbor and Forward Looking Information

Certain statements in this current report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this report that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “plan,” and other similar expressions. These forward-looking statements include, but are not limited to, statements related to: the trading symbol of the Company’s common shares; the commencement of trading on NASDAQ’s Global Select Market; and other statements that are not historical facts.

These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements, including, but not limited to, the following: the potential adverse impact of the Company’s recently completed Chapter 11 bankruptcy proceedings on the Company’s business, financial condition or results of operations; the potential adverse impact of the SEC’s formal investigation relating to its review of the Company’s accounting practices and the restatement of the Company’s historical consolidated financial statements; the highly unpredictable nature of the semiconductor and electronics materials processing industry; the Company’s ability to manage its significant indebtedness in light of current economic and business conditions; the Company’s ability to grow and increase profitability; the Company’s ability to quickly increase manufacturing capacity and promptly respond to fluctuating product demands; the Company’s need to invest in research and development; the Company’s ability to develop and deliver new competitive technology and enhancements and customer acceptance thereof; the effects of competition; the Company’s ability to identify and hire permanent senior management; the Company’s failure to identify and manage weaknesses in internal controls; the Company’s ability to file timely with the SEC in the future; and the Company’s ability to convert bookings and backlog into shipments or revenue, as they are subject to termination or cancellation under certain circumstances. Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, the Company’s Current Report on Form 8-K filed on June 4, 2010, and in the Company’s subsequent filings with the SEC made prior to or after the date hereof. Such statements are based on the Company’s management’s beliefs and assumptions and on information currently available to the Company’s management. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release, dated February 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Group Inc.
(Registrant)

Date: February 9, 2011	By:	/s/ Glenn E. Davis
Glenn E. Davis
Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 9, 2011.

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